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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09913
AIM Counselor Series Trust (Invesco Counselor Series Trust)*

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 2500 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 8/31
Date of reporting period: 8/31/10

*	Fund included is Invesco Balanced Fund.

Item 1. Reports to Stockholders.

Invesco Balanced Fund
Annual Report to Shareholders  August 31, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
16	Financial Statements
18	Notes to Financial Statements
27	Financial Highlights
31	Auditor’s Report
32	Fund Expenses
33	Approval of Investment Advisory and Sub-Advisory Agreements
35	Tax Information
36	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

   Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term fi nancial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Balanced Fund

 Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Balanced Fund

Management’s Discussion of Fund Performance

Performance summary
For the seven months ended August 31, 2010, Invesco Balanced Fund underper-formed the Russell 1000 Value Index and Barclay’s Capital U.S. Government/Credit Index. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed its broad market and style-specific indexes.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 1/31/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.82%

Class B Shares	-1.20

Class C Shares	-1.19

Class Y Shares	-0.62

Russell 1000 Value Index▼ (Broad Market Index)	-0.22

Barclays Capital U.S. Government/Credit Index▼ (Style-Specific Index)	7.07

Lipper Mixed-Asset Target Allocation Growth Funds Index▼ (Peer Group Index)	0.70

▼	Lipper Inc.

How we invest
We call our investment philosophy “value with a catalyst.” We believe that undervalued companies which are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under-valuation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our goal is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.
     The Fund also invests in investment grade corporate bonds and U.S. government issued bonds. The fi xed income portion of the portfolio has the potential to reduce volatility compared to an equity-only portfolio and to provide some downside protection during periods of stock market volatility.

Market conditions and your Fund
At the beginning of the reporting period, riskier assets, like stocks, were outperforming securities considered safe havens, like U.S. Treasuries. This continued through the middle of April 2010. However, renewed credit problems in Europe and the May-August market correction created a more uncertain environment which prompted many investors to favor safety over risk. Although recent market volatility created challenges, it also created some investment opportunities, as companies with positive fundamentals became more attractively valued.
     While the market, as measured by the S&P 500 Index, declined for the seven-month reporting period1, there were a number of positives as well, including improved market liquidity, lean corporate infrastructures and increased merger and acquisition activity.
     The broad U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated positive total return for the seven months ended August 31, 2010.1 Falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) to raise the prices of fixed income assets. During the second quarter of 2010, sovereign risks in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities.
     In the equity portion of the Fund, an overweight allocation to consumer discretionary stocks was one of the largest relative contributors to Fund performance, as media stocks performed well due to an increase in advertising revenue over the reporting period.
     Stock selection in health care was another contributor to Fund performance. Notably, Genzyme’s stock price rose on the announcement from Sanofi-aventis (not a Fund holding) of its interest in

Portfolio Composition
By security type

Common Stocks & Other Equity Interests	62.4%

Bonds & Notes	15.5

U.S. Treasury Securities	15.4

U.S. Government Agency Obligations	1.9

Foreign Government Obligations	0.4

U.S. Government Agencies — Mortgage

Backed Securities	0.2

Asset-Backed Securities	0.1

Municipal Obligations	0.1

Money Market Funds Plus Other Assets Less Liabilities	4.0

Total Net Assets	$152.0 million

Total Number of Holdings*	271

Top 10 Equity Holdings*

1.	JPMorgan Chase & Co.	3.0%

2.	Marsh & McLennan Cos., Inc.	2.2

3.	General Electric Co.	2.1

4.	Viacom, Inc.	1.9

5.	eBay, Inc.	1.7

6.	American Electric Power Co., Inc.	1.5

7.	Kraft Foods, Inc.	1.5

8.	Occidental Petroleum Corp.	1.5

9.	Bank of America Corp.	1.4

10.	Wal-Mart Stores, Inc.	1.3
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Balanced Fund

acquiring Genzyme. We sold our Genzyme holdings after the acquisition announcement caused the stock price to appreciate.
     The largest detractor from the Fund’s relative and absolute performance was our holdings in the financials sector. In general, financial stocks performed strongly over the reporting period. However, the Fund was underweight in the financials sector relative to its style-specific index, and our financial stocks did not appreciate as much as those of the index. In general, we focused on what we believed were lower risk financial companies with stronger balance sheets and less credit risk, given the systemic risk in most financial stocks. However, the portfolio had no exposure to real estate investment trusts (REITs), which performed well throughout the reporting period. The Fund’s lack of exposure to REITs was based on our concern that valuations were high and the commercial real estate market remained weak.
     Information technology (IT) stocks also detracted from the Fund’s relative performance. The Fund was overweight the IT sector versus the Russell 1000 Value Index. Our exposure to stocks in the hardware and equipment industry hurt performance. In particular, Fund holding Hewlett-Packard declined on the announcement that the company’s CEO was leaving.
     The Fund’s energy sector holdings also detracted from performance. Most of the Fund’s energy stocks were exploration and production companies. We had exposure to BP and Anadarko Petroleum. The stocks of those two companies were hurt as a result of the oil spill in the Gulf of Mexico. During the reporting period, we eliminated our position in BP and significantly reduced our exposure to Anadarko Petroleum.
     In general, the Fund’s fixed income holdings generated positive returns for the period. Sector selection contributed to the Fund’s positive absolute performance as well as its relative performance versus its style-specific index. A measured overweight position in investment-grade corporate credit and a tactical sub-sector overweight position to financials contributed to performance. Overall, security selection was also a contributor to Fund performance on both an absolute and relative basis. The Fund’s Treasury and financials sub-sector holdings outperformed their counterparts in the Fund’s style-specific index.
     The contribution to performance from duration positioning was mixed over the period, but overall it had a small negative effect. The Fund maintained a shorter-than-benchmark duration; this hurt performance because interest rates trended lower over most of the reporting period. We used U.S. Treasury note futures to actively manage the portfolio’s duration. Please note that Treasury note futures are a derivative instrument.
     The contribution to performance from the Fund’s yield curve positioning was another small detractor from performance relative to our style-specific index. Near the end of the reporting period, the portfolio was mainly invested in short-to-intermediate maturity bonds and did not fully participate in the upside performance from falling yields at the longer end of the yield curve.
     Equity markets experienced a strong recovery during the period covered by this report. We believe that market volatility, and the market correction that began in the second quarter of 2010, created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals could be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Balanced Fund and for sharing our long-term investment horizon.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Balanced Fund. He joined Invesco in 2010. Mr. Bastian earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan.

Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced Fund. She joined Invesco in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.
Chuck Burge
Portfolio manager, is manager of Invesco Balanced Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced Fund. He joined Invesco in 2010. Mr. Laskin earned a B.A. in history from Swarthmore College and an M.B.A. and an M.A. from the Wharton School and the Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced Fund. She joined Invesco in 2010. Ms. Maly earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management.
Sergio Marcheli
Portfolio manager, is manager of Invesco Balanced Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced Fund. He joined Invesco in 2010. Mr. Roeder earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business. He is also a Certified Public Accountant.

5	Invesco Balanced Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Fund data from 3/28/95, index data from 3/31/95

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
     Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Balanced Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)	3.59%

10 Years	2.61

5 Years	-0.42

1 Year	-0.97

Class B Shares

Inception (7/28/97)	3.54%

10 Years	2.56

5 Years	-0.36

1 Year	-0.98

Class C Shares

Inception (3/28/95)	5.89%

10 Years	2.42

5 Years	-0.04

1 Year	2.97

Class Y Shares

Inception (7/28/97)	4.27%

10 Years	3.45

5 Years	0.96

1 Year	5.01

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Balanced Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Balanced Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (7/28/97)	3.45%

10 Years	3.05

5 Years	-0.31

1 Year	7.77

Class B Shares

Inception (7/28/97)	3.41%

10 Years	3.00

5 Years	-0.26

1 Year	8.14

Class C Shares

Inception (3/28/95)	5.81%

10 Years	2.85

5 Years	0.06

1 Year	12.08

Class Y Shares

Inception (7/28/97)	4.14%

10 Years	3.87

5 Years	1.05

1 Year	14.25

distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 1.10%, 1.85%, 1.85% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 1.17%, 1.92%, 1.92% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expense.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

continued from page 8

a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Balanced Fund

Invesco Balanced Fund’s investment objective is to provide capital growth with reasonable current income.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Asset-backed securities have risk characteristics similar to mortgage-backed securities, as well as risks that legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

■	Because of the uncertainty of the cash flows, the market prices and yields of CMOs are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

■	Investments in fixed-income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The creditworthiness of the issuer may affect the issuer’s ability to make timely payments of interest and principal.

■	Foreign securities involve currency risk as well as risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and there may be less publicly available information about these companies. Securities of foreign issuers may be less liquid and their price changes may be more volatile. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt.

■	The Fund’s investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the adviser (commonly known as junk bonds) pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities and involve a greater risk of default. The secondary market for junk bonds may be less liquid than the market for higher quality securities.

■	Mortgage-backed securities are subject to prepayment risk, which includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. The Fund may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. government. It is possible that these issuers will not have the funds to meet their payment obligations in the future. To the extent the Fund invests in mortgage securities offered by nongovernmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the risks of investing in mortgage-backed securities may be enhanced.

■	Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

About indexes used in this report
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Barclays Capital U.S. Government/Credit Index includes Treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests.

■	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.

■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	BGRAX
Class B Shares	BGRBX
Class C Shares	BGRCX
Class Y Shares	BGRDX

8	Invesco Balanced Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–62.4%
Air Freight & Logistics–0.3%
FedEx Corp.	6,457	$503,969

Apparel Retail–0.3%
Gap, Inc. (The)	28,632	483,594

Asset Management & Custody Banks–0.8%
Janus Capital Group, Inc.	26,889	244,152

State Street Corp.	26,365	924,884

		1,169,036

Automobile Manufacturers–0.4%
Ford Motor Co.(b)	56,497	637,851

Cable & Satellite–1.9%
Comcast Corp. (Class A)	93,472	1,600,241

Time Warner Cable, Inc.	23,554	1,215,622

		2,815,863

Communications Equipment–0.8%
Cisco Systems, Inc.(b)	58,397	1,170,860

Computer Hardware–1.7%
Dell, Inc.(b)	86,977	1,023,719

Hewlett-Packard Co.	41,451	1,595,035

		2,618,754

Consumer Electronics–0.7%
Sony Corp. (ADR) (Japan)	38,278	1,071,401

Data Processing & Outsourced Services–0.7%
Western Union Co. (The)	67,208	1,053,821

Diversified Banks–0.9%
US Bancorp	28,436	591,469

Wells Fargo & Co.	35,493	835,860

		1,427,329

Diversified Chemicals–1.1%
Dow Chemical Co. (The)	32,023	780,401

PPG Industries, Inc.	12,916	850,260

		1,630,661

Diversified Support Services–0.4%
Cintas Corp.	22,315	568,809

Drug Retail–0.8%
Walgreen Co.	45,803	1,231,185

Electric Utilities–3.1%
American Electric Power Co., Inc.	65,833	2,331,147

Edison International	18,760	633,150

Entergy Corp.	10,972	865,032

FirstEnergy Corp.	23,546	860,135

		4,689,464

Food Distributors–0.6%
Sysco Corp.	35,835	985,104

Health Care Distributors–0.4%
Cardinal Health, Inc.	20,245	606,540

Health Care Equipment–0.7%
Covidien PLC (Ireland)	31,457	1,111,690

Home Improvement Retail–0.9%
Home Depot, Inc.	46,476	1,292,498

Human Resource & Employment Services–0.6%
Manpower, Inc.	12,523	532,228

Robert Half International, Inc.	19,397	418,587

		950,815

Hypermarkets & Super Centers–1.3%
Wal-Mart Stores, Inc.	39,255	1,968,246

Industrial Conglomerates–3.6%
General Electric Co.	222,038	3,215,110

Siemens AG (ADR) (Germany)	8,554	774,394

Tyco International Ltd. (Switzerland)	41,550	1,548,984

		5,538,488

Industrial Machinery–1.0%
Dover Corp.	16,799	751,923

Ingersoll-Rand PLC (Ireland)	22,048	717,222

		1,469,145

Insurance Brokers–2.2%
Marsh & McLennan Cos., Inc.	139,646	3,312,403

Integrated Oil & Gas–4.9%
ConocoPhillips	22,571	1,183,397

Exxon Mobil Corp.	16,987	1,004,951

Hess Corp.	23,592	1,185,498

Occidental Petroleum Corp.	30,376	2,219,878

Royal Dutch Shell PLC (ADR) (United Kingdom)	35,494	1,882,957

		7,476,681

Integrated Telecommunication Services–0.7%
Verizon Communications, Inc.	35,837	1,057,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Balanced Fund

	Shares	Value

Internet Software & Services–2.4%
eBay, Inc.(b)	112,183	$2,607,133

Yahoo!, Inc.(b)	79,332	1,037,662

		3,644,795

Investment Banking & Brokerage–1.2%
Charles Schwab Corp. (The)	98,300	1,254,308

Morgan Stanley	20,887	515,700

		1,770,008

IT Consulting & Other Services–0.6%
Amdocs Ltd.(b)	37,601	986,274

Life & Health Insurance–0.5%
Principal Financial Group, Inc.	30,202	696,156

Managed Health Care–1.2%
UnitedHealth Group, Inc.	57,245	1,815,811

Motorcycle Manufacturers–0.2%
Harley-Davidson, Inc.	14,348	348,943

Movies & Entertainment–3.1%
Time Warner, Inc.	63,488	1,903,370

Viacom, Inc. (Class B)	89,908	2,824,910

		4,728,280

Office Services & Supplies–0.4%
Avery Dennison Corp.	17,890	581,783

Oil & Gas Equipment & Services–1.0%
Cameron International Corp.(b)	8,679	319,214

Schlumberger Ltd. (Netherlands Antilles)	21,300	1,135,929

		1,455,143

Oil & Gas Exploration & Production–2.0%
Anadarko Petroleum Corp.	34,647	1,593,416

Devon Energy Corp.	15,696	946,155

Noble Energy, Inc.	8,008	558,798

		3,098,369

Other Diversified Financial Services–5.1%
Bank of America Corp.	167,906	2,090,430

Citigroup, Inc.(b)	265,584	987,972

JPMorgan Chase & Co.	126,559	4,601,685

		7,680,087

Packaged Foods & Meats–2.3%
Kraft Foods, Inc. (Class A)	76,929	2,304,024

Unilever N.V. (NY Registered Shares) (Netherlands)	47,199	1,264,461

		3,568,485

Personal Products–0.7%
Avon Products, Inc.	37,427	1,089,126

Pharmaceuticals–5.2%
Abbott Laboratories	15,950	786,973

Bayer AG (ADR) (Germany)	16,684	1,021,002

Bristol-Myers Squibb Co.	74,490	1,942,699

Merck & Co., Inc.	45,886	1,613,352

Pfizer, Inc.	94,535	1,505,943

Roche Holding AG (ADR) (Switzerland)	30,310	1,031,258

		7,901,227

Property & Casualty Insurance–0.7%
Chubb Corp.	20,265	1,117,007

Regional Banks–1.8%
BB&T Corp.	24,472	541,321

Fifth Third Bancorp	44,728	494,244

PNC Financial Services Group, Inc.	34,646	1,765,560

		2,801,125

Semiconductor Equipment–0.2%
Lam Research Corp.(b)	8,890	321,018

Semiconductors–0.7%
Intel Corp.	57,978	1,027,370

Soft Drinks–1.1%
Coca-Cola Co. (The)	15,273	854,066

Coca-Cola Enterprises, Inc.	26,286	748,100

		1,602,166

Wireless Telecommunication Services–1.2%
Vodafone Group PLC (ADR) (United Kingdom)	72,825	1,760,909

Total Common Stocks & Other Equity Interests (Cost $108,670,752)		94,835,839

	Principal
	Amount
Bonds & Notes–15.5%
Advertising–0.1%
WPP Finance (United Kingdom), 8.00%, 09/15/14	$100,000	117,847

Airlines–0.1%
Delta Air Lines, Inc., 6.20%, 07/02/18	100,000	103,625

Automobile Manufacturers–0.1%
Daimler Finance North America LLC, 7.30%, 01/15/12	85,000	91,723

Automotive Retail–0.2%
Advance Auto Parts, Inc., 5.75%, 05/01/20	115,000	122,331

AutoZone, Inc., 6.50%, 01/15/14	155,000	175,625

		297,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Balanced Fund

	Principal
	Amount	Value

Brewers–0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.20%, 01/15/14(c)	$110,000	$128,276

FBG Finance Ltd. (Australia), 5.125%, 06/15/15(c)	150,000	166,648

		294,924

Broadcasting–0.0%
COX Communications, Inc., 8.375%, 03/01/39(c)	15,000	20,875

Cable & Satellite–0.4%
Comcast Corp., 5.15%, 03/01/20	40,000	43,659

Comcast Corp., 5.70%, 05/15/18	200,000	229,688

DirecTV Holdings LLC / Financing Co., Inc., 7.625%, 05/15/16	180,000	199,350

Time Warner Cable, Inc., 6.75%, 06/15/39	60,000	70,546

Time Warner Cable, Inc., 8.75%, 02/14/19	80,000	105,049

		648,292

Communications Equipment–0.0%
Corning, Inc., 6.625%, 05/15/19	15,000	18,063

Construction Materials–0.0%
Holcim US Finance Sarl & Cie SCS (Switzerland), 6.00%, 12/30/19(c)	45,000	49,795

Consumer Finance–0.6%
American Express Co., 8.125%, 05/20/19	85,000	109,905

American Express Credit Corp., (Series C), 7.30%, 08/20/13	155,000	177,479

Capital One Financial Corp., 6.75%, 09/15/17	220,000	262,834

HSBC Finance Corp., 6.375%, 10/15/11	135,000	142,610

HSBC Finance Corp., 6.75%, 05/15/11	175,000	182,200

		875,028

Department Stores–0.1%
Kohl’s Corp., 6.875%, 12/15/37	95,000	120,928

Diversified Banks–2.2%
Abbey National Treasury Services PLC, 3.875%, 11/10/14(c)	105,000	107,500

Ally Financial, Inc., 2.20%, 12/19/12	250,000	258,385

Bank of Nova Scotia (Canada), 2.375%, 12/17/13	155,000	160,086

Barclays Bank PLC (United Kingdom), 6.75%, 05/22/19	210,000	249,756

Commonwealth Bank of Australia (Australia), 5.00%, 10/15/19(c)	140,000	152,252

Credit Suisse, 6.00%, 02/15/18	30,000	32,839

HBOS PLC (United Kingdom), 6.75%, 05/21/18(c)	225,000	226,216

HSBC Bank PLC, 4.125%, 08/12/20(c)	180,000	186,247

National Australia Bank Ltd., 3.75%, 03/02/15(c)	140,000	147,308

Nordea Bank AB, 4.875%, 01/27/20(c)	100,000	109,224

Rabobank Nederland N.V. (Netherlands), 4.75%, 01/15/20(c)	205,000	222,687

Royal Bank of Scotland PLC (The) (United Kingdom), 4.875%, 03/16/15	180,000	188,645

Standard Chartered PLC (United Kingdom), 3.85%, 04/27/15(c)	200,000	208,062

US Bancorp, 2.00%, 06/14/13	210,000	215,265

US Bank NA, 3.778%, 04/29/20(d)	250,000	261,827

Wells Fargo & Co., 5.625%, 12/11/17	335,000	378,223

Westpac Banking Corp., 2.10%, 08/02/13	175,000	177,164

		3,281,686

Diversified Capital Markets–0.3%
Credit Suisse, 4.375%, 08/05/20	250,000	252,253

Credit Suisse AG (Switzerland), 5.40%, 01/14/20	45,000	47,464

UBS AG (Switzerland), (MTN), 5.875%, 12/20/17	100,000	112,689

		412,406

Diversified Metals & Mining–0.3%
Anglo American Capital PLC (United Kingdom), 9.375%, 04/08/19(c)	100,000	136,296

Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17	135,000	150,145

Rio Tinto Finance USA Ltd. (Australia), 9.00%, 05/01/19	125,000	173,206

Southern Copper Corp., 5.375%, 04/16/20	25,000	26,218

Southern Copper Corp., 6.75%, 04/16/40	40,000	43,435

		529,300

Drug Retail–0.2%
CVS Pass-Through Trust, 6.036%, 12/10/28	250,278	264,692

Electric Utilities–0.5%
EDF SA, 4.60%, 01/27/20(c)	50,000	54,984

Enel Finance International SA, 5.125%, 10/07/19(c)	150,000	155,364

FirstEnergy Solutions Corp., 6.05%, 08/15/21	140,000	149,651

Iberdrola Finance Ireland Ltd. (Ireland), 3.80%, 09/11/14(c)	75,000	76,973

Ohio Power Co., (Series M), 5.375%, 10/01/21	100,000	114,773

Progress Energy, Inc., 7.05%, 03/15/19	155,000	194,098

		745,843

Electronic Components–0.0%
Corning, Inc., 7.25%, 08/15/36	25,000	29,485

Fertilizers & Agricultural Chemicals–0.0%
Potash Corp. of Saskatchewan, Inc. (Canada), 5.875%, 12/01/36	50,000	55,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Balanced Fund

	Principal
	Amount	Value

Food Retail–0.4%
Delhaize Group SA (Belgium), 5.875%, 02/01/14	$70,000	$78,984

Safeway, Inc., 3.95%, 08/15/20	305,000	310,174

WM Wrigley Jr Co, 1.912%, 06/28/11(c)(d)	285,000	285,855

		675,013

Health Care Equipment–0.2%
Boston Scientific Corp., 5.45%, 06/15/14	180,000	188,370

CareFusion Corp., 4.125%, 08/01/12	155,000	162,501

		350,871

Health Care Services–0.2%
Express Scripts, Inc., 5.25%, 06/15/12	365,000	390,038

Home Improvement Retail–0.1%
Home Depot, Inc., 5.875%, 12/16/36	105,000	111,958

Hypermarkets & Super Centers–0.0%
Wal-Mart Stores, Inc., 5.25%, 09/01/35	50,000	54,394

Wal-Mart Stores, Inc., 6.50%, 08/15/37	20,000	25,628

		80,022

Industrial Conglomerates–1.7%
General Electric Capital Corp., 2.625%, 12/28/12	1,880,000	1,962,042

General Electric Capital Corp., (MTN), 5.875%, 01/14/38	55,000	56,722

General Electric Capital Corp., (Series G), 6.00%, 08/07/19	150,000	169,454

General Electric Co., 5.25%, 12/06/17	180,000	202,575

Koninklijke Philips Electronics N.V. (Netherlands), 5.75%, 03/11/18	115,000	134,679

		2,525,472

Integrated Oil & Gas–0.1%
Hess Corp., 6.00%, 01/15/40	75,000	82,150

Shell International Finance BV (Finland), 3.10%, 06/28/15	45,000	47,329

		129,479

Integrated Telecommunication Services–0.9%
AT&T Corp., 8.00%, 11/15/31	30,000	41,419

AT&T, Inc., 6.15%, 09/15/34	65,000	71,807

AT&T, Inc., 6.30%, 01/15/38	150,000	173,864

British Telecommunications PLC (United Kingdom), 9.375%, 12/15/10	300,000	307,052

Deutsche Telekom International Finance BV (Netherlands), 8.75%, 06/15/30	60,000	84,785

Telecom Italia Capital SA (Luxembourg), 6.999%, 06/04/18	95,000	108,363

Telecom Italia Capital SA (Luxembourg), 7.175%, 06/18/19	100,000	116,017

Telefonica Europe BV (Netherlands), 8.25%, 09/15/30	135,000	178,351

Verizon Communications, Inc., 6.35%, 04/01/19	160,000	193,915

Verizon Communications, Inc., 8.95%, 03/01/39	65,000	98,257

		1,373,830

Internet Retail–0.1%
Expedia, Inc., 5.95%, 08/15/20(c)	185,000	190,158

Investment Banking & Brokerage–1.0%
Bear Stearns Cos. LLC (The), 7.25%, 02/01/18	190,000	229,342

Charles Schwab Corp. (The), 4.45%, 07/22/20	205,000	215,643

Goldman Sachs Group, Inc. (The), 6.15%, 04/01/18	380,000	416,255

Goldman Sachs Group, Inc. (The), 6.75%, 10/01/37	110,000	113,686

Jefferies Group, Inc., 6.875%, 04/15/21	235,000	250,362

Morgan Stanley, 4.00%, 07/24/15	265,000	266,442

		1,491,730

IT Consulting & Other Services–0.1%
International Business Machines Corp., 7.625%, 10/15/18	100,000	133,162

Life & Health Insurance–0.4%
Aegon N.V. (Netherlands), 4.625%, 12/01/15	100,000	105,439

Aflac, Inc., 6.45%, 08/15/40	130,000	137,351

Pacific LifeCorp, 6.00%, 02/10/20(c)	75,000	82,051

Prudential Financial, Inc., (MTN), 4.75%, 09/17/15	120,000	129,229

Prudential Financial, Inc., (MTN), 6.625%, 12/01/37	80,000	92,601

		546,671

Managed Health Care–0.2%
Aetna, Inc., 3.95%, 09/01/20	240,000	238,379

WellPoint, Inc., 4.35%, 08/15/20	145,000	149,926

		388,305

Movies & Entertainment–0.0%
Time Warner, Inc., 5.875%, 11/15/16	60,000	69,533

Multi-line Insurance–0.3%
AIG SunAmerica Global Financing VI, 6.30%, 05/10/11(c)	340,000	347,012

CNA Financial Corp., 5.875%, 08/15/20	130,000	131,906

		478,918

Multi-Utilities–0.0%
Nisource Finance Corp., 6.80%, 01/15/19	45,000	53,394

Office Electronics–0.1%
Xerox Corp., 5.625%, 12/15/19	20,000	22,280

Xerox Corp., 6.35%, 05/15/18	60,000	69,073

		91,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Balanced Fund

	Principal
	Amount	Value

Office REIT’s–0.2%
Boston Properties LP, 5.875%, 10/15/19	$100,000	$112,074

Digital Realty Trust LP, 4.50%, 07/15/15(c)	135,000	138,874

		250,948

Oil & Gas Exploration & Production–0.1%
Petrobras International Finance Co. (Cayman Islands), 5.75%, 01/20/20	75,000	80,010

Petroleos Mexicanos, 5.50%, 01/21/21(c)	145,000	151,337

		231,347

Oil & Gas Storage & Transportation–0.2%
Enterprise Products Operating LLC, 5.25%, 01/31/20	55,000	59,652

Enterprise Products Operating LLC, (Series N), 6.50%, 01/31/19	110,000	128,270

Plains All American Pipeline LP / PAA Finance Corp., 6.70%, 05/15/36	70,000	76,879

		264,801

Other Diversified Financial Services–2.1%
Bank of America Corp., (Series L), 5.65%, 05/01/18	175,000	183,056

Bank of America Corp., 5.75%, 12/01/17	250,000	265,481

Bear Stearns Cos. LLC (The), 6.40%, 10/02/17	110,000	128,036

Citigroup Funding, Inc., 2.25%, 12/10/12	1,500,000	1,553,536

Citigroup Inc, 5.875%, 05/29/37	135,000	134,782

Citigroup Inc, 6.125%, 11/21/17	155,000	166,810

Citigroup Inc, 6.125%, 05/15/18	130,000	141,914

Citigroup Inc, 8.50%, 05/22/19	125,000	153,223

ERAC USA Finance LLC, 5.80%, 10/15/12(c)	30,000	32,500

JPMorgan Chase & Co., 4.40%, 07/22/20	180,000	182,990

JPMorgan Chase & Co., 6.00%, 01/15/18	60,000	68,234

Merrill Lynch & Co., Inc., (MTN), 6.875%, 04/25/18	210,000	231,367

		3,241,929

Packaged Foods & Meats–0.4%
ConAgra Foods, Inc., 7.00%, 10/01/28	120,000	148,059

ConAgra Foods, Inc., 8.25%, 09/15/30	25,000	33,956

Grupo Bimbo SAB de CV, 4.875%, 06/30/20(c)	115,000	119,801

Kraft Foods, Inc., 5.375%, 02/10/20	55,000	61,425

Kraft Foods, Inc., 6.875%, 01/26/39	95,000	117,897

Kraft Foods, Inc., 7.00%, 08/11/37	135,000	168,304

		649,442

Paper Packaging–0.0%
Sealed Air Corp., 7.875%, 06/15/17	40,000	43,562

Railroads–0.0%
CSX Corp., 6.15%, 05/01/37	40,000	46,065

Real Estate Management & Development–0.1%
Brookfield Asset Management, Inc. (Canada), 7.125%, 06/15/12	80,000	85,924

Regional Banks–0.3%
Nationwide Building Society (United Kingdom), 6.25%, 02/25/20(c)	205,000	228,207

PNC Funding Corp., 5.125%, 02/08/20	120,000	129,998

PNC Funding Corp., 6.70%, 06/10/19	80,000	95,248

		453,453

Reinsurance–0.1%
Platinum Underwriters Finance, Inc., (Series B), 7.50%, 06/01/17	70,000	77,617

Reinsurance Group of America, Inc., 6.45%, 11/15/19	75,000	82,527

		160,144

Research & Consulting Services–0.1%
ERAC USA Finance LLC, 2.75%, 07/01/13(c)	125,000	127,556

Restaurants–0.1%
Yum! Brands, Inc., 5.30%, 09/15/19	80,000	89,733

Yum! Brands, Inc., 6.25%, 03/15/18	45,000	53,379

		143,112

Retail REIT’s–0.1%
WEA Finance LLC / WT Finance Aust Pty Ltd., 6.75%, 09/02/19(c)	125,000	148,029

Specialized Finance–0.1%
NASDAQ OMX Group, Inc. (The), 5.55%, 01/15/20	100,000	106,292

Steel–0.4%
ArcelorMittal, 3.75%, 08/05/15	225,000	224,132

ArcelorMittal (Luxembourg), 9.85%, 06/01/19	165,000	207,852

Vale Overseas Ltd. (Cayman Islands), 5.625%, 09/15/19	85,000	91,446

Vale Overseas Ltd. (Cayman Islands), 6.875%, 11/10/39	20,000	22,577

		546,007

Tobacco–0.1%
BAT International Finance PLC (United Kingdom), 9.50%, 11/15/18(c)	75,000	101,944

Total Bonds & Notes (Cost $21,975,426)		23,638,718

U.S. Treasury Securities–15.4%
U.S. Treasury Bills–0.0%
0.10%, 10/28/10(e)(f)	70,000	69,978

U.S. Treasury Bonds–1.9%
4.625%, 02/15/40	250,000	300,000

4.25%, 05/15/39	200,000	225,969

3.50%, 02/15/39	1,890,000	1,879,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Balanced Fund

	Principal
	Amount	Value

U.S. Treasury Bonds–(continued)

6.875%, 08/15/25	$20,000	$29,406

6.125%, 11/15/27	110,000	154,137

4.375%, 11/15/39	200,000	230,562

		2,820,034

U.S. Treasury Notes–13.5%
2.25%, 01/31/15	470,000	491,738

2.50%, 03/31/15	495,000	523,463

0.875%, 02/29/12	1,500,000	1,510,898

3.625%, 08/15/19	1,590,000	1,753,969

1.50%, 12/31/13	3,000,000	3,068,906

2.375%, 10/31/14	5,850,000	6,154,383

1.375%, 09/15/12	1,000,000	1,017,656

1.75%, 03/31/14	2,500,000	2,575,391

4.375%, 08/15/12	500,000	538,398

3.75%, 11/15/18	750,000	840,000

2.125%, 11/30/14	1,950,000	2,031,656

		20,506,458

Total U.S. Treasury Securities (Cost $22,366,567)		23,396,470

U.S. Government Agency Obligations–1.9%
Federal Home Loan Mortgage Corp. (FHLMC)–0.5%
4.875%, 06/13/18	680,000	799,053

Federal National Mortgage Association (FNMA)–1.4%
2.875%, 12/11/13	600,000	636,370

6.625%, 11/15/30	345,000	480,478

4.375%, 10/15/15	880,000	997,535

		2,114,383

Total U.S. Government Agency Obligations (Cost $2,726,101)		2,913,436

Foreign Government Obligations–0.4%
Brazilian Government International Bond (Brazil), 6.00%, 01/17/17	310,000	358,050

Korea Development Bank (South Korea), 4.375%, 08/10/15	100,000	105,582

Peruvian Government International Bond (Peru), 7.125%, 03/30/19	35,000	43,440

Republic of Italy (Italy), 6.875%, 09/27/23	145,000	180,531

Total Foreign Government Obligations (Cost $611,900)		687,603

U.S. Government Agencies–Mortgage-Backed Securities–0.2%
Federal Home Loan Mortgage Corp.–0.0%
7.50%, 06/01/11	2,683	2,759

7.50%, 08/01/11	1,977	2,044

		4,803

Federal National Mortgage Association–0.1%
7.00%, 07/01/18	55,786	62,356

7.00%, 06/01/32	29,537	33,481

7.00%, 07/01/32	62,278	70,594

7.00%, 03/01/12	352	363

7.00%, 04/01/12	115	121

7.00%, 06/01/12	167	175

7.00%, 06/01/12	4,906	5,157

7.00%, 06/01/12	3,430	3,606

		175,853

Government National Mortgage Association–0.1%
8.00%, 04/15/26	7,412	8,637

8.00%, 04/15/26	4,995	5,820

8.00%, 05/15/26	1,417	1,651

8.00%, 06/15/26	4,527	5,275

8.00%, 06/15/26	2,250	2,622

8.00%, 06/15/26	16,181	18,855

8.00%, 06/15/26	788	918

8.00%, 06/15/26	7,625	8,885

8.00%, 08/15/26	15,622	18,204

		70,867

Total U.S. Government Agencies–Mortgage-Backed Securities (Cost $229,716)		251,523

Asset-Backed Securities–0.1%
ARI Fleet Lease Trust, 2010-A A, 1.726%, 08/15/18(c)(d)	71,068	71,088

GE Dealer Floorplan Master Note Trust, 2009-2A A, 1.816%, 10/20/14(c)(d)	125,000	126,687

Total Asset-Backed Securities (Cost $196,068)		197,775

Municipal Obligations–0.1%
Texas State Transportation Commission, 5.028%, 04/01/26 (Cost $90,000)	90,000	99,107

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Balanced Fund

	Shares	Value

Money Market Funds–3.7%
Liquid Assets Portfolio–Institutional Class(g)	2,790,480	$2,790,480

Premier Portfolio–Institutional Class(g)	2,790,480	2,790,480

Total Money Market Funds (Cost $5,580,960)		5,580,960

TOTAL INVESTMENTS–99.7% (Cost $162,447,490)		151,601,431

OTHER ASSETS LESS LIABILITIES–0.3%		396,713

NET ASSETS–100.0%		$151,998,144

Investment Abbreviations:

ADR	– American Depositary Receipt
MTN	– Medium Term Note
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $4,299,806 which represented 2.83% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Balanced Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $156,866,530)	$146,020,471

Investments in affiliated money market funds, at value and cost	5,580,960

Total investments, at value (Cost $162,447,490)	151,601,431

Receivable for:
Investments sold	188,357

Fund shares sold	199,311

Dividends and interest	688,846

Other assets	23,566

Total assets	152,701,511

Liabilities:
Payable for:
Investments purchased	275,354

Fund shares reacquired	140,889

Variation margin	10,133

Accrued fees to affiliates	140,981

Accrued other operating expenses	136,010

Total liabilities	703,367

Net assets applicable to shares outstanding	$151,998,144

Net assets consist of:
Shares of beneficial interest	$191,393,832

Undistributed net investment income	230,243

Undistributed net realized gain (loss)	(28,711,097)

Unrealized appreciation (depreciation)	(10,914,834)

$151,998,144

Net Assets:
Class A	$76,744,576

Class B	$27,784,998

Class C	$47,271,952

Class Y	$196,618

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	6,609,783

Class B	2,389,952

Class C	4,067,988

Class Y	16,953

Class A:
Net asset value per share	$11.61

Maximum offering price per share, (Net asset value of $11.61 divided by 94.50%)	$12.29

Class B:
Net asset value and offering price per share	$11.63

Class C:
Net asset value and offering price per share	$11.62

Class Y:
Net asset value and offering price per share	$11.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Balanced Fund

Statement of Operations

For the period February 1, 2010 through August 31, 2010 and year ended January 31, 2010

	Seven months ended	Year ended
	August 31,	January 31,
	2010	2010

Investment Income:
Dividends (net of foreign withholding tax of $34,215 and $70,046, respectively)	$1,426,582	$2,700,835

Dividends from affiliated money market funds	2,151	59,050

Interest	940,664	1,871,980

Total investment income	2,369,397	4,631,865

Expenses:
Advisory fees	499,850	901,599

Administrative services fees	57,776	138,708

Custodian fees	10,650	26,767

Distribution fees:
Class A	115,522	185,283

Class B	201,354	468,947

Class C	296,426	522,348

Transfer agent fees	156,569	259,182

Trustees’ and officers’ fees and benefits	4,197	4,106

Other	120,685	323,323

Total expenses	1,463,029	2,830,263

Less: Fees waived	(3,567)	(8,170)

Net expenses	1,459,462	2,822,093

Net investment income	909,935	1,809,772

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities*	5,223,101	(10,211,046)

Foreign currency contracts	—	(2,770)

Foreign currencies	—	2,654

Futures contracts	(178,552)	137,069

Swap agreements	2,138	(97,937)

Options written	—	16,753

	5,046,687	(10,155,277)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(6,988,883)	48,570,854

Futures contracts	(32,124)	12,934

Swap agreements	(1,109)	22,700

Options written	—	(9,843)

	(7,022,116)	48,596,645

Net realized and unrealized gain (loss)	(1,975,429)	38,441,368

Net increase (decrease) in net assets resulting from operations	$(1,065,494)	$40,251,140

*	Includes net gains (losses) from securities sold to affiliates of $1,685 and $(14,650) for the seven months ended August 31, 2010 and the year ended January 31, 2010, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Balanced Fund

Statement of Changes in Net Assets

For the period February 1, 2010 through August 31, 2010 and the years ended January 31, 2010 and 2009

	Seven months
	ended	Year ended	Year ended
	August 31,	January 31,	January 31,
	2010	2010	2009

Operations:
Net investment income	$909,935	$1,809,772	$5,045,458

Net realized gain (loss)	5,046,687	(10,155,277)	(20,578,294)

Change in net unrealized appreciation (depreciation)	(7,022,116)	48,596,645	(65,900,903)

Net increase (decrease) in net assets resulting from operations	(1,065,494)	40,251,140	(81,433,739)

Distributions to shareholders from net investment income:
Class A	(568,837)	(1,570,532)	(2,636,621)

Class B	(113,710)	(653,019)	(1,786,930)

Class C	(176,164)	(720,946)	(1,557,010)

Class Y	(1,791)	(3,358)	(11,869)

Total distributions from net investment income	(860,502)	(2,947,855)	(5,992,430)

Distributions to shareholders from net realized gain:
Class A	—	—	(1,773,758)

Class B	—	—	(1,764,357)

Class C	—	—	(1,486,425)

Class Y	—	—	(8,270)

Total distributions from net realized gains	—	—	(5,032,810)

Net increase (decrease) in net assets resulting from share transactions	(17,112,404)	(42,974,430)	(69,315,884)

Net increase (decrease) in net assets	(19,038,400)	(5,671,145)	(161,774,863)

Net Assets:
Beginning of period	171,036,544	176,707,689	338,482,552

End of period (Includes undistributed net investment income of $230,243, $84,167 and $998,004, respectively)	$151,998,144	$171,036,544	$176,707,689

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Balanced Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year-end changed from January 31 to August 31.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Balanced Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (The “Reorganization Date”) through the transfer of all its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide capital growth with reasonable current income.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

18        Invesco Balanced Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

19        Invesco Balanced Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net

20        Invesco Balanced Fund

realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.52%

Over $500 million	0.495%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $293,613 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

21        Invesco Balanced Fund

Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.10%, 1.85%, 1.85% and 0.85%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the waiver agreement, it will terminate on June 30, 2010. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the period February 1, 2010 to August 31, 2010, the Adviser and MSIA waived advisory fees of $1,593 and $1,974, respectively. For the year ended January 31, 2010, MSIA waived advisory fees of $8,170.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $45,173 to Morgan Stanley Services Company, Inc. For the period February 1, 2010 to August 31, 2010 and the year ended January 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $81,103 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the period February 1, 2010 to August 31, 2010 and the year ended January 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $364,321 to MSDI.
  For the period February 1, 2010 to August 31, 2010 and the year ended January 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $577 in front-end sales commissions from the sale of Class A shares and $0, $4,931 and $59 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period February 1, 2010 to May 31, 2010, MSDI retained $6,432 in front-end sales commissions from the sale of Class A shares and $9, $7,580 and $71 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the year ended January 31, 2010, MSDI retained $11,147 in front-end sales commissions from the sale of Class A shares and $803, $54,825 and $3,300 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

22        Invesco Balanced Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the seven months ended August 31, 2010, there were no significant transfers between Level 1 and Level 2.

	Level 1	Level 2	Level 3	Total

Equity Securities	$100,416,799	$—	$—	$100,416,799

U.S. Treasury Securities	—	23,396,470	—	23,396,470

U.S. Government Sponsored Securities	—	3,164,959	—	3,164,959

Corporate Debt Securities	—	23,638,718	—	23,638,718

Asset Backed Securities	—	197,775	—	197,775

Municipal Obligations	—	99,107	—	99,107

Foreign Government Debt Securities	—	687,603	—	687,603

	$100,416,799	$51,184,632	$—	$151,601,431

Futures*	(68,775)	—	—	(68,775)

Total Investments	$100,348,024	$51,184,632	$—	$151,532,656

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$8,336	$(77,111)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the period ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements*

Realized Gain (Loss)
Credit risk	—	$2,138

Interest rate risk	$(178,552)	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	—	$(1,109)

Interest rate risk	$(32,124)	—

Total	$(210,676)	$1,029

*	The average value of futures and swap agreements outstanding during the period was $12,062,827 and $16,548, respectively.

23        Invesco Balanced Fund

Effect of Derivative Instruments for the year ended January 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
				Foreign Currency
	Futures	Options Purchased	Options Written	Contracts	Swap Agreements

Realized Gain (Loss)
Credit risk	—	—	—	—	$28,178

Foreign currency risk	—	—	—	$(2,770)	—

Interest rate risk	$137,069	$(76,274)	$16,753	—	(126,115)

Change in Unrealized Appreciation (Depreciation)
Credit risk	—	—	—	—	(41,924)

Interest rate risk	12,934	30,294	(9,843)	—	64,624

Total	$150,003	$(45,980)	$6,910	$(2,770)	$(75,237)

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	21	December-2010/Long	$4,601,953	$2,253

U.S. Treasury 30 Year Bonds	5	December-2010/Long	675,156	6,083

Subtotal			$5,277,109	$8,336

U.S. Treasury 5 Year Notes	45	December-2010/Short	(5,414,414)	(34,899)

U.S. Treasury 10 Year Notes	7	September-2010/Short	(885,500)	(42,212)

Subtotal			$(6,299,914)	$(77,111)

Total				$(68,775)

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period February 1, 2010 to August 31, 2010, the Fund engaged in securities purchases of $83,029 and securities sales of $8,768, which resulted in net realized gains of $1,685.
  For the year ended January 31, 2010, the Acquired Fund engaged in securities purchases of $90,456 and securities sales of $131,681, which resulted in net realized gains (losses) of $(14,650).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

24        Invesco Balanced Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period February 1, 2010 to August 31, 2010 and years ended January 31, 2010 and 2009:

	August 31,	January 31,	January 31,
	2010	2010	2009

Ordinary income	$860,502	$2,947,855	$5,992,430

Long-term capital gain	—	—	5,032,810

Total distributions	$860,502	$2,947,855	$11,025,240

Tax Components of Net Assets at Period-End:

August 31,
2010

Undistributed ordinary income	$404,920

Net unrealized appreciation (depreciation) — investments	(11,060,143)

Net unrealized appreciation (depreciation) — other investments	(286,350)

Capital loss carryforward	(28,454,115)

Shares of beneficial interest	191,393,832

Total net assets	$151,998,144

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $5,118,917 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2016	$6,986,975

August 31, 2017	21,467,140

Total capital loss carryforward	$28,454,115

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period February 1, 2010 to August 31, 2010 was $34,654,693 and $53,473,457, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,379,890

Aggregate unrealized (depreciation) of investment securities	(16,440,033)

Net unrealized appreciation (depreciation) of investment securities	$(11,060,143)

Cost of investments for tax purposes is $162,661,574.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium adjustments, on August 31, 2010, undistributed net investment income was increased by $96,643, undistributed net realized gain (loss) was decreased by $96,625 and shares of beneficial interest decreased by $18. This reclassification had no effect on the net assets of the Fund.

25        Invesco Balanced Fund

NOTE 11—Share Information

	Summary of Share Activity

	Seven months ended		Years ended January 31,
	August 31, 2010(a)		2010		2009
	Shares	Amount	Shares	Amount	Shares	Amount

Class A

Sold	484,668	$5,899,762	959,087	$10,246,614	895,581	$10,524,475

Conversion from Class B	258,918	3,089,605	162,126	1,746,014	248,091	3,099,433

Reinvestment of dividends	40,471	492,773	147,522	1,516,567	352,613	4,295,287

Redeemed	(864,622)	(10,436,114)	(1,889,433)	(19,884,143)	(2,495,647)	(29,739,132)

Net increase (decrease) — Class A	(80,565)	(953,974)	(620,698)	(6,374,948)	(999,362)	(11,819,937)

Class B

Sold	62,447	767,548	93,585	967,454	285,153	3,584,727

Conversion to Class A	(258,519)	(3,089,605)	(161,899)	(1,746,014)	(247,853)	(3,099,433)

Reinvestment of dividends	7,798	95,166	61,655	615,910	278,392	3,427,319

Redeemed	(787,908)	(9,597,879)	(2,343,828)	(24,606,684)	(3,556,143)	(42,492,441)

Net increase (decrease) — Class B	(976,182)	(11,824,770)	(2,350,487)	(24,769,334)	(3,240,451)	(38,579,828)

Class C

Sold	44,355	537,899	115,755	1,209,724	145,830	1,708,340

Reinvestment of dividends	12,745	155,361	69,816	702,940	244,229	2,995,721

Redeemed	(416,934)	(5,059,701)	(1,329,489)	(13,744,438)	(1,979,669)	(23,410,723)

Net increase (decrease) — Class C	(359,834)	(4,366,441)	(1,143,918)	(11,831,774)	(1,589,610)	(18,706,662)

Class Y

Sold	5,647	67,204	3,413	39,790	9,277	118,058

Reinvestment of dividends	135	1,633	302	3,126	1,577	19,460

Redeemed	(3,078)	(36,056)	(3,891)	(41,290)	(31,260)	(346,975)

Net increase (decrease) — Class Y	2,704	32,781	(176)	1,626	(20,406)	(209,457)

Net increase (decrease) in share activity	(1,413,877)	$(17,112,404)	(4,115,279)	$(42,974,430)	(5,849,829)	$(69,315,884)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 77% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

26        Invesco Balanced Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Seven months
	ended
	August 31,		Year ended January 31,
	2010		2010		2009		2008		2007	2006

Net asset value, beginning of period	$11.79		$9.49		$13.83		$14.89		$14.57	$13.76

Income from investment operations:
Net investment income(a)	0.09		0.16		0.29		0.32		0.30	0.24

Net realized and unrealized gain (loss)	(0.18)		2.37		(4.06)		(0.35)		1.20	1.21

Total income (loss) from investment operations	(0.09)		2.53		(3.77)		(0.03)		1.50	1.45

Less dividends and distributions from:
Net investment income	(0.09)		(0.23)		(0.34)		(0.35)		(0.29)	(0.27)

Net realized gain	—		—		(0.23)		(0.68)		(0.89)	(0.37)

Total dividends and distributions	(0.09)		(0.23)		(0.57)		(1.03)		(1.18)	(0.64)

Net asset value, end of period	$11.61		$11.79		$9.49		$13.83		$14.89	$14.57

Total return(b)	(0.82)%		26.99%		(28.15)%		(0.42)%		10.54%	10.99%

Net assets, end of period, (000’s)	$76,745		$78,855		$69,354		$114,929		$125,180	$33,217

Ratios to average net assets:
Total expenses	1.13	%(c)	1.20	%(d)	1.09	%(d)	1.04	%(d)	1.14%	1.13%

Net investment income	1.33	%(c)	1.47	%(d)	2.39	%(d)	2.10	%(d)	2.06%	1.70%

Rebate from affiliates	—		0.00	%(e)	0.01%		0.00	%(e)	—	—

Supplemental data:
Portfolio turnover(f)	22%		68%		62%		64%		56%	52%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $79,552.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

27        Invesco Balanced Fund

NOTE 12—Financial Highlights—(continued)

	Class B
	Seven months
	ended
	August 31,		Year ended January 31,
	2010		2010		2009		2008		2007	2006

Net asset value, beginning of period	$11.81		$9.50		$13.84		$14.90		$14.56	$13.75

Income from investment operations:
Net investment income(a)	0.04		0.08		0.20		0.20		0.19	0.14

Net realized and unrealized gain (loss)	(0.18)		2.37		(4.07)		(0.35)		1.22	1.20

Total income (loss) from investment operations	(0.14)		2.45		(3.87)		(0.15)		1.41	1.34

Less dividends and distributions from:
Net investment income	(0.04)		(0.14)		(0.24)		(0.23)		(0.18)	(0.16)

Net realized gain	—		—		(0.23)		(0.68)		(0.89)	(0.37)

Total dividends and distributions	(0.04)		(0.14)		(0.47)		(0.91)		(1.07)	(0.53)

Net asset value, end of period	$11.63		$11.81		$9.50		$13.84		$14.90	$14.56

Total return(b)	(1.20)%		26.06%		(28.71)%		(1.20)%		9.80%	10.12%

Net assets, end of period, (000’s)	$27,785		$39,746		$54,297		$123,951		$185,534	$84,568

Ratios to average net assets:
Total expenses	1.88	%(c)	1.95	%(d)	1.84	%(d)	1.79	%(d)	1.89%	1.89%

Net investment income	0.58	%(c)	0.72	%(d)	1.64	%(d)	1.35	%(d)	1.31%	0.94%

Rebate from affiliates	—		0.00	%(e)	0.01%		0.00	%(e)	—	—

Supplemental data:
Portfolio turnover(f)	22%		68%		62%		64%		56%	52%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $34,694.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

28        Invesco Balanced Fund

NOTE 12—Financial Highlights—(continued)

	Class C
	Seven months
	ended
	August 31,		Year ended January 31,
	2010		2010		2009		2008		2007	2006

Net asset value, beginning of period	$11.80		$9.50		$13.84		$14.90		$14.57	$13.76

Income from investment operations:
Net investment income(a)	0.04		0.08		0.20		0.20		0.19	0.14

Net realized and unrealized gain (loss)	(0.18)		2.37		(4.07)		(0.34)		1.21	1.20

Total income (loss) from investment operations	(0.14)		2.45		(3.87)		(0.14)		1.40	1.34

Less dividends and distributions from:
Net investment income	(0.04)		(0.15)		(0.24)		(0.24)		(0.18)	(0.16)

Net realized gain	—		—		(0.23)		(0.68)		(0.89)	(0.37)

Total dividends and distributions	(0.04)		(0.15)		(0.47)		(0.92)		(1.07)	(0.53)

Net asset value, end of period	$11.62		$11.80		$9.50		$13.84		$14.90	$14.57

Total return(b)	(1.19)%		26.00%		(28.70)%		(1.19)%		9.75%	10.15%

Net assets, end of period, (000’s)	$47,272		$52,268		$52,920		$99,121		$123,508	$81,339

Ratios to average net assets:
Total expenses	1.88	%(c)	1.95	%(d)	1.84	%(d)	1.79	%(d)	1.89%	1.89%

Net investment income	0.58	%(c)	0.72	%(d)	1.64	%(d)	1.35	%(d)	1.31%	0.94%

Rebate from affiliates	—		0.00	%(e)	0.01%		0.00	%(e)	—	—

Supplemental data:
Portfolio turnover(f)	22%		68%		62%		64%		56%	52%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $51,042.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

29        Invesco Balanced Fund

NOTE 12—Financial Highlights—(continued)

	Class Y
	Seven months
	Ended
	August 31,		Year ended January 31,
	2010		2010		2009		2008		2007	2006

Net asset value, beginning of period	$11.77		$9.47		$13.82		$14.89		$14.56	$13.76

Income from investment operations:
Net investment income(a)	0.11		0.18		0.33		0.36		0.34	0.28

Net realized and unrealized gain (loss)	(0.18)		2.37		(4.08)		(0.36)		1.21	1.19

Total income (loss) from investment operations	(0.07)		2.55		(3.75)		0.00		1.55	1.47

Less dividends and distributions from:
Net investment income	(0.10)		(0.25)		(0.37)		(0.39)		(0.33)	(0.30)

Net realized gain	—		—		(0.23)		(0.68)		(0.89)	(0.37)

Total dividends and distributions	(0.10)		(0.25)		(0.60)		(1.07)		(1.22)	(0.67)

Net asset value, end of period	$11.60		$11.77		$9.47		$13.82		$14.89	$14.56

Total return(b)	(0.62)%		27.37%		(28.06)%		(0.23)%		10.89%	11.17%

Net assets, end of period, (000’s)	$197		$168		$137		$481		$2,181	$909

Ratios to average net assets:
Total expenses	0.88	%(c)	0.95	%(d)	0.84	%(d)	0.79	%(d)	0.89%	0.89%

Net investment income	1.58	%(c)	1.72	%(d)	2.64	%(d)	2.35	%(d)	2.31%	1.94%

Rebate from affiliates	—		0.00	%(e)	0.01%		0.00	%(e)	—	—

Supplemental data:
Portfolio turnover(f)	22%		68%		62%		64%		56%	52%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $211.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 13—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

30        Invesco Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Balanced Fund (formerly known as Morgan Stanley Balanced Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights of the Fund for the periods ended January 31, 2010 and prior were audited by other independent auditors whose report dated March 25, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 13, 2010
Houston, Texas

31        Invesco Balanced Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2,3]	(08/31/10)	Period[2,4]	Ratio[2]
A	$1,000.00	$972.00	$5.62	$1,019.51	$5.75	1.13%

B	1,000.00	968.30	9.33	1,015.73	9.55	1.88

C	1,000.00	968.40	9.33	1,015.73	9.55	1.88

Y	1,000.00	973.10	4.38	1,020.77	4.48	0.88

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent half year. Effective June 1, 2010, the Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense of Class A, Class B, Class C and Class Y to 1.10%, 1.85%, 1.85% and 0.85% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.10%, 1.85%, 1.85% and 0.85% for Class A, Class B, Class C and Class Y shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.47, $9.18, $9.18 and $4.23 for Class A, Class B, Class C and Class Y shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year period are $5.60, $9.40, $9.40 and $4.33 for Class A, Class B, Class C and Class Y shares, respectively.

32        Invesco Balanced Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Balanced Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

33        Invesco Balanced Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

34        Invesco Balanced Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	99.23%
U.S. Treasury Obligations*	20.52%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35        Invesco Balanced Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Balanced Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	7,395,781	349,731	599,602	0

36        Invesco Balanced Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None
		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at
invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-BAL-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed
		Applicable to Non-Audit
	Fees Billed for	Services Provided for
	Services Rendered to	fiscal year end 8/31/2010
	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval
	8/31/2010	Requirement(1)
Audit Fees	$26,250	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$6,300	0%
All Other Fees	$0	0%

Total Fees	$32,550	0%
PWC billed the Registrant aggregate non-audit fees of $6,300 for the fiscal year ended August 31, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end August 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for
	Non-Audit Services
	Rendered to Invesco
	and Invesco	Percentage of Fees Billed
	Affiliates for fiscal	Applicable to Non-Audit
	year end 8/31/2010	Services Provided for
	That Were Required	fiscal year end 8/31/2010
	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant's	Pre-Approval
	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended August 31, 2010.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Counselor Series Trust (Invesco Counselor Series Trust)
By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: October 14, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: October 14, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: October 14, 2010

Item 1. Reports to Stockholders.
EXHIBIT INDEX
EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.